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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☒ Definitive Proxy Statement
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☐ Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12
WATSON PHARMACEUTICALS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 9, 2003

To Our Stockholders:

        You are cordially invited to attend the 2003 Annual Meeting of Stockholders of Watson Pharmaceuticals, Inc. The meeting will be held at the Westin South Coast Plaza Hotel located at 686 Anton Boulevard, Costa Mesa, California on Monday, May 19, 2003 at 9:00 a.m. local time.

        The Secretary's Notice of Meeting and the Proxy Statement which follow describe the matters to come before the meeting. During the meeting, we will also review the activities of the past year and items of general interest about the company.

        We appreciate your continued interest and support as a Watson Pharmaceuticals, Inc. stockholder. We hope that you will be able to attend the meeting in person and we look forward to seeing you. Please mark, date and sign the enclosed proxy and return it in the accompanying envelope as quickly as possible, even if you plan to attend the meeting. You may revoke your proxy and vote in person at the Annual Meeting if you so desire.

                      Sincerely,

                      Allen Chao, Ph.D.
                       Chairman of the Board
                      and Chief Executive Officer

WATSON PHARMACEUTICALS, INC.

311 Bonnie Circle
Corona, California 92880

2003 ANNUAL MEETING OF STOCKHOLDERS

MAY 19, 2003

PROXY STATEMENT

Notice of Annual Stockholders' Meeting:

        You are hereby notified that the 2003 Annual Meeting of Stockholders (the "Meeting") of Watson Pharmaceuticals, Inc. (the "Company") will be held at the Westin South Coast Plaza Hotel, located at 686 Anton Boulevard, Costa Mesa, California at 9:00 a.m. local time, on Monday, May 19, 2003, for the following purposes:

  1.
  To elect three (3) directors to hold office until the 2006 Annual Meeting or until their respective successors are duly elected and qualified.

  2.
  To approve an amendment to the Company's 2001 Incentive Award Plan, as amended, to increase the number of shares of the Company's common stock that may be issued thereunder by 6,500,000 shares, from 7,500,000 shares to 14,000,000 shares.

  3.
  To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent auditor for the fiscal year ending December 31, 2003.

  4.
  To transact such other business as may properly come before the meeting or any adjournment thereof.

        The Board of Directors has fixed the close of business on March 21, 2003 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting.

        You are urged to attend the Meeting in person. Whether or not you expect to be present in person at the Meeting, please vote, sign and date the enclosed proxy and return it in the envelope provided.

                      By Order of the Board of Directors

                      David A. Buchen,
                       Secretary

Corona, California
April 9, 2003

WATSON PHARMACEUTICALS, INC.
311 Bonnie Circle
Corona, California 92880
2003 ANNUAL MEETING OF STOCKHOLDERS
MAY 19, 2003

PROXY STATEMENT

General

        This Proxy Statement and the accompanying proxy are furnished to stockholders of Watson Pharmaceuticals, Inc. (the "Company") in connection with the solicitation of proxies by the Company's Board of Directors for use at the 2003 Annual Meeting of Stockholders (the "Meeting") to be held at the Westin South Coast Plaza Hotel, located at 686 Anton Boulevard, Costa Mesa, California at 9:00 a.m. local time, on May 19, 2003, for the purposes set forth in the accompanying Notice of Annual Stockholders' Meeting. This Proxy Statement, the enclosed form of proxy, and the Company's 2002 Annual Report to Stockholders are being mailed to stockholders on or about April 14, 2003.

        Stockholders of record at the close of business on March 21, 2003 are entitled to notice of and to vote at the Meeting. On such date, there were outstanding 106,951,957 shares of the Company's common stock, par value $.0033 per share (the "Common Stock"). In deciding all questions, each holder of Common Stock shall be entitled to one vote, in person or by proxy, for each share held on the record date.

VOTING RIGHTS AND SOLICITATION OF PROXIES

        All expenses incurred in the solicitation of proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited on behalf of the Company by directors, officers and employees of the Company. Following the original mailing of the proxies and other soliciting materials, employees of the Company will request brokers, custodians, nominees and other record holders to forward copies of the proxy and other soliciting materials to persons for whom they hold shares of Common Stock and to request authority for the exercise of proxies. In such cases, the Company, upon the request of the record holders, will reimburse such holders for their reasonable expenses. In addition, we have engaged The Proxy Advisory Group of Strategic Stock Surveillance, LLC to assist us in the solicitation of proxies, for a fee of $8,500 plus expenses.

        Votes cast by proxy or in person at the Meeting will be tabulated by the election inspector appointed for the Meeting who will determine whether or not a quorum is present. The presence, in person or by proxy, of the holders of a majority of Common Stock outstanding and entitled to vote at the meeting is necessary in order to constitute a quorum for the conduct of business at the Meeting. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter (i.e. "broker non-votes"), those shares will be considered as present and entitled to vote for purposes of determining the presence of a quorum.

        A properly executed proxy will be voted in the manner directed by the stockholder submitting the proxy. If no direction is made, such proxy will be voted FOR the election of all nominees named under the caption "Election of Directors" as set forth therein as directors of the Company, FOR the approval of the amendment to the Company's 2001 Incentive Award Plan, as amended, and FOR the ratification of the appointment of PricewaterhouseCoopers LLP as independent auditor. A stockholder may revoke its proxy in one of three ways at any time before the proxy is voted at the Meeting. First, the stockholder may send a notice in writing to the Secretary of the Company revoking the proxy. Second, the stockholder may attend the Meeting in person and vote. Third, the stockholder may execute a proxy with a later date and deliver it to the Secretary of the Company before the voting at the Meeting.

        As of the date of this Proxy Statement, the Board of Directors knows of no other business that will be presented for consideration at the Meeting. If other proper matters are presented to the Meeting, however, it is the intention of the proxy holders named in the enclosed form of proxy to take such actions as shall be in accordance with their best judgment.

PROPOSAL NO. 1—ELECTION OF DIRECTORS

        The Company's Articles of Incorporation provide that the Board of Directors will be divided into three classes. One class is elected each year for a three-year term, expiring at the annual meeting. At the Meeting, three directors, who will comprise the Class II directors, are to be elected to serve until the 2006 annual meeting or until their successors are duly elected and qualified. Directors will be elected by a favorable vote of a plurality of the shares of Common Stock present and entitled to vote, in person or by proxy, at the Meeting. Accordingly, abstentions will not affect the outcome of the election of directors. In addition, the election of directors is a matter on which a broker or other nominee has discretionary voting authority, and thus broker non-votes will not result from this proposal. The Class II directors who are nominated by the Board of Directors for directorship are Ronald R. Taylor, Andrew L. Turner and Jack Michelson. The Class III directors, Allen Chao, Ph.D., Michel J. Feldman and Fred G. Weiss are scheduled to serve as directors until the 2004 Annual Meeting. The Class I directors, Michael J. Fedida and Albert F. Hummel are scheduled to serve as directors until the 2005 Annual Meeting. There are no vacant positions on the Board of Directors.

        The enclosed proxy cannot be voted for a greater number of persons than three, which is the number of nominees in this proxy statement.

        Information about the nominees for director and other directors whose term of office will continue after the Meeting is set forth in the following paragraphs, and is based on information provided to the Company as of March 21, 2003.

Directors Whose Terms Expire In 2003:

Jack Michelson	Director since 2002

Jack Michelson, 68, has been a director of the Company since February 11, 2002 and has been a consultant to the Company since February 2001. Mr. Michelson served as an officer of G.D. Searle & Co., a pharmaceutical company, for twenty-four years, of which Mr. Michelson was Corporate Vice President and President, Technical Operations from 1993 to 2001; Senior Vice President of Technical Operations from 1981 to 1993; and Vice President of Production and Engineering from 1977 to 1981.

Ronald R. Taylor	Director since 1994

Ronald R. Taylor, 55, has been special partner of Enterprise Partners Venture Capital ("Enterprise Capital"), a venture capital firm, since April 2001, and was formerly a general partner of Enterprise Capital from April 1, 1998 to March 31, 2001. Mr. Taylor has also been a consultant to Cardinal Health, Inc., a provider of healthcare products and services, from May 1996 to May 2002. Mr. Taylor is a director of the San Diego Museum of Contemporary Art, the University of California San Diego Foundation, and Westcoast Hospitality Corporation, a hotel operating company.
Andrew L. Turner	Director since 1997

Andrew L. Turner, 56, is the founder of Sun Healthcare Group, Inc. ("Sun Healthcare"), an international long-term care provider, and has been the Chairman and Chief Executive Officer of Sun Healthcare since its formation in 1989. Sun Healthcare filed for Chapter 11 Bankruptcy in 1999. Mr. Turner is the President of Rio Ranchito, Inc., an equestrian company, and serves on the board of directors of The Sports Club Co., The Armand Hammer United World College, Enduracare, LLC, and Code Blue Staffing Solutions, LLC.

        The Board of Directors knows of no reason why any of the foregoing nominees will be unavailable to serve, but, in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the Board of Directors may recommend.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES.

Directors Whose Terms Expire In 2004:

Allen Chao, Ph.D.	Director since 1985

Allen Chao, Ph.D., 57, a co-founder of the Company, has been Chief Executive Officer of the Company since 1985, Chairman since May 1996 and was President from February 1998 to October 2002. Dr. Chao serves on the Board of Directors of Somerset Pharmaceuticals, Inc., a research and development pharmaceutical company, which is fifty percent (50%) owned by the Company. Dr. Chao also serves on the Board of Directors of Accuray, Inc., a developer of medical devices for the treatment of cancers.
Michel J. Feldman	Director since 1985

Michel J. Feldman, 60, is a member of the law firm of D'Ancona & Pflaum LLC, Chicago, Illinois, where he has practiced since June 1991. From time to time, D'Ancona & Pflaum LLC provides legal services to the Company. Such services included Mr. Feldman serving as Interim General Counsel and Acting Secretary to the Company from May 2002 to November 2002. Mr. Feldman also served as the Secretary of the Company from 1995 to 1998. Mr. Feldman is a member of the Board of Directors of MIT Enterprise Forum, the Entrepreneur Institute of Chicago, and the Association for Corporate Growth. Mr. Feldman is also a trustee of the Adler Planetarium and Astronomy Museum.

Fred G. Weiss	Director since 2000

Fred G. Weiss, 61, has been the managing director of FGW Associates, Inc., a consulting firm, since 1997. Mr. Weiss served as Vice President, Planning, Investment and Development of Warner-Lambert from 1983 to 1996 and prior to that served as Vice President and Treasurer of Warner-Lambert from 1979 to 1983, where he was involved in both strategic planning and corporate development. Mr. Weiss is also a director of numerous Merrill Lynch-sponsored mutual funds, BTG International PLC, Michael J. Fox Foundation for Parkinson's Research, and Parkinson's Action Network.

Nominees for Terms Expiring at the 2005 Meeting:

Michael J. Fedida	Director since 1995

Michael J. Fedida, 55, a registered pharmacist, has served for the past fifteen years as an officer and director of several retail pharmacies wholly or partially owned by him, including J&J Pharmacy and Classic Pharmacy since 1987; Perfect Pharmacy from 1980 to 2000; and Phoster Pharmacy from 1985 to 2000. Mr. Fedida served on the Board of Directors of Circa Pharmaceuticals, Inc. ("Circa"), from 1988 to 1995, at which time Circa was acquired by the Company.
Albert F. Hummel	Director since 1986

Albert F. Hummel, 58, has been a director of the Company since March 1986, except for a period from July 1991 to October 1991. Mr. Hummel has served as a partner in Affordable Residential Communities, a property management firm, since January 1994. Additionally, Mr. Hummel has been President of Pentech Pharmaceuticals, Inc., a development stage pharmaceutical company, since July 1998.

Board and Committee Meetings

        The Board of Directors held fifteen meetings during the fiscal year ended December 31, 2002. Each director attended at least 75% of all Board of Directors and applicable Committee meetings.

        The Company has an Audit Committee composed of Ronald R. Taylor, Andrew L. Turner and Fred G. Weiss. All of the members of the Audit Committee have been determined by the Board of Directors to be "independent" as that term is defined in the New York Stock Exchange ("NYSE") listing standards. The functions of the Audit Committee and its activities during Fiscal 2002 are described below under the heading Report of the Audit Committee. During the fiscal year ended December 31, 2002, the Audit Committee met seven times. The Audit Committee is responsible for assisting the Board of Directors in fulfilling its oversight duties regarding the: (i) integrity of the Company's financial statements; (ii) Company's compliance with legal and regulatory requirements; (iii) outside auditor's qualifications and independence; and (iv) performance of the Company's internal audit function and of its independent auditor.

        The Board of Directors and Audit Committee will take appropriate action, including reviewing and revising the Audit Committee charter, to address any requirements the NYSE may impose as a result of the Sarbanes-Oxley Act of 2002.

        The Board of Directors has reviewed, assessed the adequacy of, and approved, a formal written charter for the Audit Committee, a copy of which has been filed with the Securities and Exchange Commission ("SEC").

        The Company has a Compensation Committee composed of Michael J. Fedida, Ronald R. Taylor and Fred G. Weiss. The Compensation Committee met eight times and executed one unanimous written consent in lieu of meetings during the fiscal year ended December 31, 2002. The primary purpose of the Compensation Committee is to review, approve and evaluate senior executive compensation plans, policies and other compensation programs for the Company.

        The Company has a Nominating Committee composed of Ronald R. Taylor, Andrew L. Turner and Fred G. Weiss. The Nominating Committee met two times during the fiscal year ended December 31, 2002. The primary duties of the Nominating Committee are to make recommendations concerning the organization, size and composition of the Board of Directors, propose nominees for election to the Board of Directors, and consider the qualifications of directors. The Nominating Committee will consider nominations of persons for election as directors that are submitted by stockholders in writing in accordance with certain requirements set forth in the Company's bylaws.

DIRECTORS' COMPENSATION

        All Company directors who are not full-time employees of the Company received a director's fee of $30,000 for 2002. In addition, in 2002 directors were paid $1,000 for each Board of Directors meeting personally attended and $500 for each meeting attended telephonically. Directors were also paid $1,000 for each Committee meeting personally attended lasting more than half of a day or $500 for each Committee meeting personally attended lasting less than half of a day or for each Committee meeting telephonically attended. All directors were reimbursed for expenses incurred in connection with attending Board of Directors and Committee meetings. Michel J. Feldman's law firm receives his director's fees.

        Following last year's annual stockholders' meeting of the Company, each non-employee director elected or re-elected at such meeting, received non-statutory options to purchase 10,000 shares of the Common Stock multiplied by the number of years for which such director was elected or re-elected (the "Grants"). The purchase price is equal to 100% of the fair market value of the Common Stock on the date of the option grant. The Grants become exercisable at a rate of 10,000 shares after the completion of each full year of the director's elected term. The following table sets forth the options granted under the Company's 2001 Incentive Award Plan, as amended (the "Incentive Award Plan") to non-employee directors of the Company from January 1, 2002 to December 31, 2002:

Name	Number of Shares Underlying Options Granted		Exercise Price Per Share	Date of Grant
Jack Michelson	12,000	(1)	$27.8400	2/10/02
Michael J. Fedida	30,000	(2)	$26.6000	5/20/02
Albert F. Hummel	30,000	(2)	$26.6000	5/20/02

(1)
Reflects 2,000 shares for a partial one year term and 10,000 shares for a one year term as director.

(2)
Reflects the amount of 10,000 shares for each year of the three year term to which the director was elected.

SECTION 16(a) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's directors and officers, and persons who own more than 10% of a registered class of the Company's equity securities to file with the SEC reports of ownership and changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater-than-10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

        Based solely on review of the copies of such reports furnished to the Company or written representations that no other reports were required, the Company believes that during the 2002 fiscal year all filing requirements applicable to its officers, directors and greater-than-10% beneficial owners were complied with except that Susan Skara reported one purchase of shares made in June 2002 late on a Form 4 filed in November 2002.

HOLDINGS OF STOCKHOLDERS, DIRECTORS
AND EXECUTIVE OFFICERS

        The following table sets forth, as of March 21, 2003, the name, address (where required) and holdings of each person (including any "group" as defined in Section 13(d)(3) of the Exchange Act) known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock, and the amount of Common Stock beneficially owned by each of the directors and Named Executive Officers (as defined under "Executive Compensation") of the Company, and by all directors and executive officers (including Named Executive Officers) of the Company as a group:

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percent of Class
Barclays Global Investors, NA. 45 Fremont Street San Francisco, CA 94105	7,401,367	(2)	6.92%
Wellington Management Company, LLP 75 State Street Boston, MA 02109	13,692,585	(3)	12.80%
Allen Chao, Ph.D.	4,592,112	(4)	4.25%
Michael J. Fedida	66,600	(5)	*
Michel J. Feldman	71,000	(6)	*
Albert F. Hummel	623,846	(7)	*
Jack Michelson	12,000	(8)	*
Ronald R. Taylor	30,000	(8)	*
Andrew L. Turner	30,000	(8)	*
Fred G. Weiss	31,000	(9)	*
Michael E. Boxer	177,427	(10)	*
Donald A. Britt	46,334	(8)	*
Charles D. Ebert, Ph.D.	113,969	(8)
	*

Joseph C. Papa	31,589	(11)	*
All current directors and executive officers of the Company (15 persons)	8,165,265	(12)	7.49%

*
Represents less than 1%

(1)
Unless otherwise indicated in the footnotes to this table and pursuant to applicable community property laws, the Company believes the persons named in this table have sole voting and investment power with respect to all shares of Common Stock reflected in this table. As of March 21, 2003, 106,951,957 shares of Common Stock were issued and outstanding.

(2)
Based upon a Schedule 13G filed with the SEC on February 12, 2003, Barclays Global Investors, NA. has sole voting and dispositive power of 6,498,706 shares; Barclays Global Fund Advisors has sole voting and dispositive power of 391,088 shares; Barclays Global Investors, LTD has sole voting and dispositive power of 508,976 shares; and Barclays Capital Securities Limited has sole voting and dispositive power of 2,597 shares.

(3)
Based upon a Schedule 13G filed with the SEC on February 12, 2003, Wellington Management Company, LLP has shared power to dispose or direct disposition of 13,692,585 shares and shared voting power of 11,463,785 shares.

(4)
Includes 1,020,000 shares of Common Stock subject to options exercisable within 60 days of March 21, 2003, 1,518,661 shares of Common Stock held by Allen Chao Interests, Ltd., a partnership in which Dr. Chao is a controlling partner, 959,083 shares of Common Stock held by MAL Investment Company, a corporation of which Dr. Chao is a controlling stockholder, and 1,094,368 shares of Common Stock held by the Allen Chao and Lee Hwa Chao Family Trust.

(5)
Includes 58,000 shares of Common Stock subject to options exercisable within 60 days of March 21, 2003 and 8,600 shares of Common Stock held by Mr. Fedida.

(6)
Includes 70,000 shares of Common Stock subject to options exercisable within 60 days of March 21, 2003 and 1,000 shares of Common Stock held by Ercelle Feldman, the wife of Michel J. Feldman, for which Mr. Feldman disclaims beneficial ownership.

(7)
Includes 476,000 shares of Common Stock subject to options exercisable within 60 days of March 21, 2003 and 147,846 shares of Common Stock held by Mr. Hummel. Mr. Hummel has exercisable options to purchase 264,000 and 132,000 shares of Common Stock which he acquired from Dr. Alec Keith (a former director of the Company) and Dr. Wallace C. Snipes (a former officer of the Company), respectively.

(8)
Comprises shares of Common Stock subject to options exercisable within 60 days of March 21, 2003.

(9)
Includes 30,000 shares of Common Stock subject to options exercisable within 60 days of March 21, 2003 and 1,000 shares of Common Stock held by Mr. Weiss.

(10)
Includes 177,006 shares of Common Stock subject to options exercisable within 60 days of March 21, 2003 and 421 shares of Common Stock held by Mr. Boxer. Mr. Boxer's employment with the Company terminated on December 31, 2002. All of Mr. Boxer's outstanding options expired on March 31, 2003 and are no longer exercisable.

(11)
Includes 30,000 shares of Common Stock subject to options exercisable within 60 days of March 21, 2003 and 1,589 shares of Common Stock held by Mr. Papa.

(12)
See footnotes (3)-(11). Includes 2,063,309 options exercisable within 60 days of March 21, 2003.

PROPOSAL NO. 2—AMENDMENT TO
2001 INCENTIVE AWARD PLAN

        At the Company's 2001 Annual Meeting of Stockholders, the Company's shareholders of record approved the adoption of the Company's 2001 Incentive Award Plan (as amended, the "Incentive Plan"). The Incentive Plan authorizes the issuance of up to 7,500,000 shares of the Company's Common Stock (as defined in the Incentive Plan) for grants of non-qualified and incentive stock options. The Board of Directors has approved an amendment to the Incentive Plan, subject to stockholder approval, to authorize 6,500,000 additional shares for future awards (the "Amendment"). In order to approve the Amendment: (i) greater than 50% in interest of all securities entitled to vote on the proposal must cast a vote on the proposal, and (ii) a majority of such votes cast must vote "for" the Amendment. For purposes of the first requirement: votes "for", votes "against" and abstentions each count as a vote cast, but broker non-votes do not count as a vote cast; and all outstanding shares, including broker non-votes, count as entitled to vote on the proposal. It is expected that brokers will not have discretionary authority to approve the Amendment, and thus broker non-votes will result from this proposal. Thus, to satisfy the first prong, the total of votes "for", plus votes "against", plus abstentions (the "Votes Cast") must be greater than 50% of the outstanding shares of Common Stock. In order to satisfy the second prong, the number of votes "for" the Amendment must be greater than 50% of the Votes Cast.

        As of April 3, 2003, there were 1,346,785 shares remaining available for grant under the Incentive Plan. Because of the limited number of remaining shares that may be granted under the Incentive Plan, the Board of Directors believes it is appropriate and necessary at this time to authorize additional shares for future awards. The Board of Directors believes that stockholder approval of the proposed Amendment is necessary to ensure that an adequate number of shares of Common Stock will be available for future grants in order to provide sufficient incentives to employees, consultants and directors of the Company. Accordingly, authorization of these additional shares will further the Company's goal of continuing to achieve significant gains in stockholder value and operating results.

        The Company intends to continue awarding options in order to attract and retain the services or advice of such directors, employees, and consultants, and to provide additional incentive for such persons to exert maximum efforts for the success of the Company and its affiliates.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE INCENTIVE PLAN.

Description of the Incentive Plan

        The purpose of the Incentive Plan is to assist eligible employees, members of the Company's Board of Directors and consultants of the Company and its designated subsidiary corporations in acquiring stock ownership in the Company to provide incentive to further the growth, development and financial success of the Company. Under the Incentive Plan, an eligible employee, director or consultant will be granted options to purchase shares of Common Stock without payment of commissions or other charges. Offering employees, directors and consultants the opportunity to become owners of Common Stock is intended to help to further identify their interests with those of the Company's stockholders generally.

        The Incentive Plan became effective as of February 12, 2001 and will terminate as to future option grants on February 12, 2011. The Incentive Plan is not subject to the provisions of ERISA, and is not a qualified plan under Section 401(a) of the Code.

Administration

        The Incentive Plan is administered by the Compensation Committee, which shall be comprised of two or more directors, appointed by the Board of Directors, each a "non-employee director" as defined by Rule 16b-3 under the Exchange Act and an "outside director" under Section 162(m) of the Code. Vacancies in the Compensation Committee may be filled by the Board of Directors. The Board of Directors may also exercise all rights and/or duties of the Compensation Committee under the Incentive Plan.

        The Compensation Committee has the power to interpret the Incentive Plan and to adopt such rules for the administration, interpretation and application of the Incentive Plan as are consistent with the Incentive Plan. The Compensation Committee may also delegate certain of its duties under the Incentive Plan. Action by the Compensation Committee will be taken by a majority vote or written consent of all of its members.

Securities subject to the Incentive Plan

        If the Amendment to the Incentive Plan is approved, the aggregate number of shares of Common Stock issuable under the Incentive Plan will be 14,000,000. The shares of Common Stock issuable upon exercise of such options or rights or upon any such awards granted under the Incentive Plan may be either previously authorized but unissued shares or treasury shares. The maximum number of shares which may be subject to options granted to any individual in any calendar year may not exceed 500,000 shares. As of March 21, 2003 and assuming that all 14,000,000 shares of Common Stock subject to the Incentive Plan will be issued, the total market value of the Incentive Plan (based on the Company's closing share price on March 21, 2003 on the NYSE for its Common Stock of $29.32) is $410,480,000.

Eligibility

        Certain employees, consultants, or directors are eligible to be granted an option to purchase Common Stock under the Incentive Plan.

        The Compensation Committee determines (i) which employees, consultants, and directors are to be granted options; (ii) the number of shares subject to option grants; (iii) whether the options are to be incentive stock options or non-qualified stock options (except that only employees of the Company may be granted incentive stock options); and (iv) terms and conditions of such options, consistent with the Incentive Plan.

        Each option, and its exercise price, term, vesting and other material terms shall be evidenced by a written stock option agreement.

Limitation on Incentive Stock Option Treatment

        Even if an option agreement designates an option as an incentive stock option, no option will qualify as an incentive stock option if the aggregate fair market value of stock (determined as of the date of grant) with respect to all of a holder's incentive stock options is exercisable for the first time during any calendar year under the Incentive Plan or under any other plan the Company, as applicable, exceeds $100,000. Any option failing to qualify as an incentive stock option will be deemed to be a non-qualified stock option.

Exercise of Options

        An option may be exercised when and to the extent it "vests." The Compensation Committee determines the period during which the right to exercise the option in whole or part vests. The periods during which an option vests are set forth in the option agreement. No portion of an option which is not vested upon termination of a holder's relationship with the Company for any reason shall thereafter become vested, except as may be otherwise provided by the Compensation Committee either in the option agreement or by action of the Compensation Committee following the grant of the option. At any time after the grant of an option, the Compensation Committee may accelerate the period during which an option vests for an employee or a consultant.

        During the holder's lifetime, only the holder may exercise his or her options, unless the options are transferred in a manner consistent with the provisions of the Incentive Plan and the requirements of the Compensation Committee.

        An option may be exercised for any vested portion of the shares subject to the option until the option expires or terminates. However, no fractional shares may be purchased.

        A vested option can be exercised by delivering a written notice of exercise to the Company, together with payment of the aggregate exercise price in the form of cash or a check made payable to the Company. The Compensation Committee may, however, in its discretion allow (i) a delay in payment of up to 30 days from the date of the exercise of the option; (ii) payment by the delivery of shares of Common Stock already held by the holder of the option for at least six months; (iii) payment by the surrender of shares of Common Stock which would otherwise be issued upon exercise of the option; (iv) payment by use of an interest bearing full recourse promissory note upon such terms as the Compensation Committee prescribes; (v) payment by the delivery of a notice that the holder has placed a market sell order with a broker with respect to shares of Common Stock issuable to the holder upon exercise of the option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the option exercise price; (vi) payment by the delivery of property of any kind which constitutes good and valuable consideration; or (vii) any combination of the consideration listed above.

        The Company shall not be required to issue or deliver any certificate or certificates for shares of Common Stock purchased upon the exercise of any option or portion thereof prior to (i) the admission of such shares of Common Stock to listing on all stock exchanges on which such class of Common Stock is then listed; (ii) the completion of any registration or other qualification of such shares of Common Stock under any regulatory body which the Compensation Committee shall, in its absolute discretion, deem necessary or advisable; (iii) the obtaining of any approval from any agency which the Compensation Committee shall, in its absolute discretion, determine to be necessary or advisable; (iv) the lapse of such reasonable period of time following the exercise of the option as the Compensation Committee may establish from time to time for reasons of administrative convenience; and (v) the receipt by the Company of full payment for such shares, including payment of any applicable withholding tax.

Exercise Price

        In the case of incentive stock options, (i) the per share exercise price shall not be less than 100% of the fair market value of shares of Common Stock on the grant date for all options granted, and (ii) for the persons owning (within the meaning of 424(d) of the Code) more than 10% of the total combined voting power of all classes of capital stock of the Company or its subsidiaries (a "10% Person"), the per share exercise price shall be not less than 110% of the fair market value of the shares of Common Stock on the grant date.

        In the case of non-qualified stock options, the per share price shall not be less than 100% of the fair market value of a share of Common Stock on the date the option is granted; provided, however, if a discount to such fair market value price is expressly granted by the Compensation Committee in lieu of a reasonable amount of salary, fee or cash bonus payable to the employee, consultant or independent director, as applicable, such price may be equal to or greater than 85% of the fair market value on the date the option is granted.

        The fair market value of a share of Common Stock as of a given date will be: (a) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on the trading day previous to such date, or if shares were not traded on the trading day previous to such date, then on the next preceding date on which a trade occurred, (b) if Common Stock is not traded on an exchange but is quoted on Nasdaq or a successor quotation system, the mean between the closing representative bid and asked prices for the Common Stock on the trading day previous to such date as reported by Nasdaq or such successor quotation system, or (c) if Common Stock is not publicly traded on an exchange and not quoted on Nasdaq or a successor quotation system, the fair market value of a share of Common Stock as established by the Compensation Committee, in its sole discretion, acting in good faith. Currently, shares of Common Stock trade on the NYSE.

Expiration of Options

        The term of an option is set by the Compensation Committee, provided, that no option term shall be longer than ten years from the date of grant, except that the option term for a 10% Person shall not exceed five years from the date of grant. The Compensation Committee also establishes the time period following termination of employment, death or disability during which vested options may be exercised, subject to the requirements of Section 422 of the Code with respect to incentive stock options. The term of the options and the period during which the vested options may be exercised is set forth in the option agreement.

Non-Transferability of Options

        Holders cannot assign or transfer any option, except (i) by will or the laws of descent and distribution; or (ii) subject to the consent of the Compensation Committee, pursuant to a qualified domestic relations order (e.g., a divorce decree).

Rights as a Stockholder

        Holders shall not have any rights as a stockholder as to the shares of Common Stock purchasable upon exercise of an option until the exercise of any portion of the option and certificates representing such shares have been issued and delivered to the holders.

Adjustments of Options under the Incentive Plan

        If the Compensation Committee determines that there is a dividend, recapitalization, reclassification, stock split, merger, consolidation, split-up, spin-off, combination, consolidation, dissolution or other similar corporate transaction that affects the Common Stock which causes dilution or enlargement of benefits under the Incentive Plan, then the Compensation Committee may appropriately adjust (i) the aggregate number of shares of Common Stock subject to the Incentive Plan; (ii) the number of shares of Common Stock subject to the outstanding options; and (iii) the price per share of Common Stock upon exercise of outstanding options to counter the dilution or enlargement of benefits.

        In addition, if the Compensation Committee determines that there is an unusual or nonrecurring event affecting the Company, its subsidiaries or affiliates or the financial statements of the Company or a change in applicable laws, regulations or accounting principles, it may, in its sole and absolute discretion, take any one or more actions to prevent dilution or enlargement of benefits, including providing that (i) an option cannot vest, be exercisable or become payable after such an event; (ii) either the purchase of any option for an amount of cash equal to the amount that could have been attained upon the exercise of such option or the realization of the holder's rights had such option been currently exercisable or payable or fully vested or the replacement of such option with other rights or property selected by the Compensation Committee in its sole discretion; (iii) options may be exercisable as to all shares covered by the option; (iv) such option shall be assumed by the successor or surviving company, or a parent or subsidiary, or shall be substituted by similar options covering the stock of the successor or surviving company, or a parent or subsidiary of such successor or surviving company; and (v) that adjustments shall be made in the number and type of shares of Common Stock subject to outstanding options and/or in the terms and conditions of outstanding options that may be granted in the future.

Change of Control

        Upon the occurrence of a merger or sale of substantially all of the assets of the Company, each outstanding option shall be assumed or substituted for an equivalent option by the successor corporation, or a parent or subsidiary of the successor corporation. If the successor corporation refuses to assume or substitute the options, each holder of an option shall be entitled to immediately exercise the option for all shares of Common Stock under the option, including unvested shares.

Amendment and Termination

        The Compensation Committee may amend, modify, suspend or terminate the Incentive Plan at any time, except the Compensation Committee must obtain approval of the stockholders of the Company within 12 months before or after such action to increase the number of shares of Common Stock that may be issued under the Incentive Plan.

Certain Restrictions on Resale

        Employees, officers and directors who are the Company's "affiliates" as defined by the rules and regulations under the Securities Act of 1933, as amended (the "Securities Act"), may offer or sell the shares of common stock they acquire upon exercise of their options under the Incentive Plan only if they make such offers and sales (i) pursuant to an effective registration statement under the Securities Act; (ii) pursuant to an appropriate exemption from the registration requirements of the Securities Act; or (iii) within the limitations and subject to the conditions set forth in Rule 144 under the Securities Act.

Certain Federal Income Tax Consequences

        The federal income tax consequences of the Incentive Plan under current federal income tax law are summarized in the following discussion which deals with the general tax principles applicable to the Incentive Plan, and is intended for general information only. In addition, the tax consequences described below are subject to the limitations of Code Section 162(m), as discussed in further detail below. Alternative minimum tax and other federal taxes and foreign, state and local income taxes are not discussed, and may vary depending on individual circumstances and from locality to locality.

        Nonqualified Stock Options.    For federal income tax purposes, the recipient of non-qualified stock options granted under the Incentive Plan will not have taxable income upon the grant of the option, nor will the Company then be entitled to any deduction. Generally, upon exercise of non-qualified stock options the optionee will realize ordinary income, and the Company will be entitled to a deduction, in an amount equal to the difference between the option exercise price and the fair market value of the stock at the date of exercise.

        Pursuant to the Incentive Plan, a participant may exercise non-qualified stock options through delivery of shares of Common Stock already held by such participant with the consent of the Committee. The Internal Revenue Service has taken the position that the tax consequences of exercising options with shares of Common Stock must be determined separately for the number of shares received upon exercise equal to the number of shares surrendered (as a tax-free exchange of stock for stock) and the remaining shares received upon exercise (as compensation income).

        Incentive Stock Options.    An optionee generally will not recognize taxable income upon either the grant or exercise of an incentive stock option. However, the amount by which the fair market value of the shares at the time of exercise exceeds the exercise price will be an "item of tax preference" for the optionee. Generally, upon the sale or other taxable disposition of the shares of Common Stock acquired upon exercise of an incentive stock option, the optionee will recognize income taxable as capital gains in an amount equal to the excess, if any, of the amount realized in such disposition over the option exercise price, provided that no disposition of the shares has taken place within either (a) two years from the date of grant of the incentive stock option or (b) one year from the date of exercise. If the shares of Common Stock are sold or otherwise disposed of before the end of the one-year and two-year periods specified above, the difference between the incentive stock option exercise price and the fair market value of the shares on the date of exercise generally will be taxable as ordinary income; the balance of the amount realized from such disposition, if any, generally will be taxed as capital gain. If the shares of Common Stock are disposed of before the expiration of the one-year and two-year periods and the amount realized is less than the fair market value of the shares at the date of exercise, the optionee's ordinary income generally is limited to the excess, if any, of the amount realized in such disposition over the option exercise price paid. The Company (or other employer corporation) generally will be entitled to a tax deduction with respect to an incentive stock option only to the extent the optionee has ordinary income upon sale or other disposition of the shares of Common Stock.

        Section 162(m).    Under Code Section 162(m), in general, income tax deductions of publicly-traded companies may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and nonqualified benefits paid in 1994 and thereafter) for certain executive officers exceeds $1 million in any one taxable year. However, under Code Section 162(m), the deduction limit does not apply to certain "performance-based" compensation established by an independent compensation committee which conforms to certain restrictive conditions stated under the Code and related regulations. The Incentive Plan has been structured with the intent that Awards granted under the Incentive Plan may meet the requirements for "performance-based" compensation and Code Section 162(m). To the extent granted at a fair market value exercise price, options granted under the Incentive Plan are intended to qualify as "performance-based" under Section 162(m) of the Code.

PROPOSAL NO. 3—RATIFICATION OF APPOINTMENT
OF INDEPENDENT AUDITOR

        The firm of PricewaterhouseCoopers LLP has audited the books and records of the Company since its inception and the Board of Directors recommends that the stockholders ratify the appointment of PricewaterhouseCoopers LLP to audit the accounts of the Company for the current fiscal year. Representatives of that firm are expected to be present at the Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions from stockholders.

        The Company has been informed by PricewaterhouseCoopers LLP that neither the firm nor any of its members or their associates has any direct financial interest or material indirect financial interest in the Company or its affiliates.

        Stockholder ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent auditor is not required by the Company's Bylaws or otherwise. However, the Board of Directors is submitting the appointment of PricewaterhouseCoopers LLP to the stockholders entitled to vote at the Meeting for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent auditor at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

        In order to ratify the selection of PricewaterhouseCoopers LLP as independent auditor for the fiscal year ending December 31, 2003, the affirmative vote of a majority of the stock having voting power present in person or represented by proxy on this proposal is required. Abstentions, which do not represent voting power, will have no effect on this proposal. The ratification of PricewaterhouseCoopers LLP is a matter on which a broker or other nominee has discretionary voting authority, and thus, broker non-votes will not result from this proposal.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP.

PRICEWATERHOUSECOOPERS LLP'S FEES FOR FISCAL 2002

        Audit Fees.    Audit fees billed to the Company by PricewaterhouseCoopers LLP with respect to the Fiscal 2002 financial statements were $491,885.

        Financial Information Systems Design and Implementation Fees.    Fees incurred for consulting services performed by PricewaterhouseCoopers LLP in connection with financial information systems design and implementation projects for Fiscal 2002 were $837,111. Effective October 1, 2002, PricewaterhouseCoopers LLP sold its consulting business, including the business unit providing these services, to IBM. As a result, these services are no longer being provided by PricewaterhouseCoopers LLP.

        All Other Fees.    All other fees billed by PricewaterhouseCoopers LLP with respect to Fiscal 2002 were $350,896, which consists of $60,789 for tax compliance and tax examination services, $226,607 for system internal control evaluation services and $63,500 for audits of employee benefit plans.

        The Audit Committee believes that the provision of all non-audit services rendered is compatible with maintaining PricewaterhouseCoopers LLP's independence.

EXECUTIVE COMPENSATION

        The following table sets forth certain information regarding the annual and long-term compensation for services rendered to the Company in all capacities for the fiscal years ended December 31, 2002, 2001 and 2000 of those persons who were, at December 31, 2002 (i) the chief executive officer, (ii) the other four most highly compensated executive officers whose annual salary and bonuses exceeded $100,000, or (iii) any other executive officer who would have qualified under sections (i) or (ii) of this paragraph but for the fact that the individual was not serving as an executive officer of the Company at the end of the 2002 fiscal year (collectively, the "Named Executive Officers").

SUMMARY COMPENSATION TABLE

Long-Term Compensation Awards
Annual Compensation
Name and Principal Position(1)				Securities Underlying Options	All Other Compensation
	Year	Salary	Bonus
Allen Chao, Ph.D. Chairman of the Board and Chief Executive Officer(1)(2)(3)(4)	2002 2001 2000	$889,750 832,933 750,000	$0 0 0	200,000 300,000 200,000	$18,392 21,306 19,350
Michael E. Boxer Senior Vice President and Chief Financial Officer(1)(2)(5)	2002 2001 2000	$378,852 338,569 279,250	$24,528 17,000 17,500	20,000 93,500 23,750	$10,117 13,231 5,606
Donald A. Britt Senior Vice President, Quality Assurance(1)(2)(6)	2002 2001 2000	$326,854 306,750 98,077	$25,100 57,000 0	15,000 68,500 114,844	$7,717 22,988 1,113,813
Charles D. Ebert, Ph.D. Senior Vice President, Research and Development(1)(2)(3)(7)	2002 2001 2000	$324,303 262,668 250,000	$31,350 15,000 15,750	20,000 55,000 32,875	$42,213 13,056 13,147
Joseph C. Papa President and Chief Operating Officer(1)(2)(3)(8)	2002 2001	$496,035 47,008	$0 50,000	120,000 150,000	$9,070 1,856

(1)
For 2002, perquisites have been excluded. The aggregate value of these perquisites did not exceed the lesser of $50,000 or 10% of the total amount of salary and bonus for any Named Executive Officer.

(2)
Dr. Chao, Mr. Britt, Dr. Ebert, and Mr. Papa have entered into employment agreements with the Company. Please refer to "Employment Agreements" below for details. Mr. Boxer resigned from his position as Chief Financial Officer of the Company effective December 31, 2002.

(3)
Dr. Chao, Dr. Ebert and Mr. Papa all serve on the Board of Directors of Somerset Pharmaceuticals, Inc., a joint venture which is 50% owned by the Company, since 1995, 2000, and 2002, respectively. Dr. Chao and Dr. Ebert received directors fees of $12,000 in 2000 from Somerset. Since these fees paid to Drs. Chao and Ebert were not paid by the Company, they have not been included in the Summary Compensation Table.

(4)
Other compensation to Dr. Chao in 2002, 2001 and 2000 includes the Company's 401(k) contributions on his behalf. Other compensation to Dr. Chao in 2001 and 2000 includes car allowances of $7,800 and $7,800, respectively.

(5)
Mr. Boxer's salary for 2002 and 2001 includes $18,640 and $3,369 cash in lieu of accrued vacation, respectively. Other compensation paid to Mr. Boxer in 2002, 2001 and 2000 includes the Company's 401(k) contributions on his behalf. Mr. Boxer resigned from his position as Chief Financial Officer of the Company effective December 31, 2002. Other compensation paid to Mr. Boxer in 2001 includes a car allowance of $7,200.

(6)
Mr. Britt became an officer of the Company effective August 28, 2000. Mr. Britt's salary for 2002 includes $5,040 cash in lieu of accrued vacation. Other compensation paid to Mr. Britt in 2002 includes the Company's 401(k) contributions on his behalf. Other compensation paid to Mr. Britt in 2001 and 2000 includes car allowances of $16,572 and $5,737, respectively. Mr. Britt's base salary for 2000 reflects a partial year of service to the Company. Other compensation paid to Mr. Britt during 2000 was paid as a result of a one-time retention bonus and non-compete payment in connection with the Company's acquisition of Schein Pharmaceutical, Inc.

(7)
Dr. Ebert's salary for 2002, 2001 and 2000 includes $8,077, $7,320 and $4,500 cash in lieu of accrued vacation, respectively. Dr. Ebert's salary for 2000 includes $13,000 for cancellation of a life insurance policy issued to Dr. Ebert in 1993. Other compensation to Dr. Ebert in 2002, 2001 and 2000 includes the Company's 401(k) contributions on his behalf and a reimbursement in 2002 and 2000 of $32,828 and $7,313 for relocation expenses, respectively. Other compensation paid to Dr. Ebert in 2001 includes a car allowance of $7,200.

(8)
Mr. Papa became an officer of the Company effective November 12, 2001. Mr. Papa's salary for 2002 includes $10,385 cash in lieu of accrued vacation. Other compensation to Mr. Papa in 2002 and 2001 includes the Company's 401(k) contributions on his behalf. Other compensation paid to Mr. Papa in 2001 includes a car allowance of $471.

Employment Agreements

        The Company has entered into employment agreements with each of the Named Executive Officers. Mr. Boxer's employment agreement was terminated effective December 31, 2002. Each of the agreements provide for an annual base salary and eligibility to receive a bonus. Mr. Papa's target bonus, if any, is 50% of his annual base salary. Dr. Ebert's target bonus, if any, is 30% of his annual base salary. Mr. Britt's bonus, if any, is based on a target level as determined by the CEO and/or designated officer. Pursuant to the employment agreements, annual increases to base salary and determination of bonuses are at the discretion of the Compensation Committee or the Chief Executive Officer of the Company, as appropriate. Furthermore, stock options may be granted at the discretion of the Compensation Committee and in accordance with the Company's policies regarding stock option grants. Dr. Chao's annual salary, bonuses, if any, and stock option grants are determined by the Compensation Committee. (See "Report of the Compensation Committee on Executive Compensation").

        Each Named Executive's employment may be terminated at any time with or without cause, or by reason of death or disability, or each Named Executive may voluntarily resign at any time with or without good reason. In the case of Mr. Britt, good reason includes his voluntary resignation after December 31, 2003. In the event of termination of employment without cause, or if the Named Executive resigns for good reason, the Company will provide Named Executive with severance compensation and benefits (the "Severance Benefits") consisting of: (a) a lump sum severance payment, subject to standard withholdings or deductions, in an amount equal to the sum of: (i) twenty-four (24) months of Named Executive's then base salary; and (ii) two times Named Executive's target bonus to be earned for the year in which termination occurs or two times the bonus amount paid to the Named Executive in the prior year, whichever is greater; (b) continued group health insurance benefits (e.g., medical, dental, vision, etc.) for Named Executive and Named Executive's eligible dependents for a period of up to eighteen (18) months under COBRA, and if Named Executive is not covered under the Company's group health insurance plan at the end of eighteen (18) months, the Company will use its best efforts to provide Named Executive and Named Executive's eligible dependents with comparable health insurance coverage for an additional period of up to six (6) months, but the Company shall not be obligated to pay more than one hundred fifty percent (150%) of the cost of COBRA coverage for such comparable coverage; provided, however, that in any event the Company's obligation to provide any health benefits pursuant to this sentence ends when Named Executive becomes eligible for health insurance with a new employer; and (c) outplacement services for one year with a nationally recognized service selected by the Company. In the event of a change of control of the Company and if Named Executive is terminated without cause or Named Executive resigns for good reason within ninety (90) days prior to or twenty-four (24) months following such change of control, the Company will provide to Named Executive the Severance Benefits and any unvested options held by Named Executive will become one hundred percent (100%) vested and immediately exercisable as of the date of termination. The Named Executive is also entitled to receive a gross-up payment on any payments made to the Named Executive that are subject to the excise tax imposed by Section 4999 of the Internal Revenue Code.

Options

        The following table sets forth certain information concerning individual grants of stock options made during the year ended December 31, 2002 to each Named Executive Officer of the Company who received such a grant under the Incentive Award Plan:

Option Grants in Last Fiscal Year
Individual Grants(1)

							Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(3)
		% of Total Options Granted to Employees in Fiscal Year(2)
	Number of Shares Underlying Options Granted
Name				Exercise or Base Price Per Share		Expiration Date
							5%		10%
Allen Chao, Ph.D.	200,000	10.4813%			$27.8400	2/10/12		$3,501,685		$8,873,958
Michael E. Boxer	20,000	1.0481%			$26.4000	5/28/12		$332,056		$841,496
Donald A. Britt	15,000	0.7861%			$26.4000	5/28/12		$249,042		$631,122
Charles D. Ebert, Ph.D.	20,000	1.0481%			$26.4000	5/28/12		$332,056		$841,496
Joseph C. Papa	40,000 80,000	2.0963 4.1925	% %	$ $	26.4000 22.9400	5/28/12 10/10/12	$ $	664,113 1,154,147	$ $	1,682,992 2,924,836

(1)
Options generally have a 10-year term. The exercise price of the options granted is equal to the fair market value of the Company's Common Stock on the date of grant. Options generally either (i) vest by one-third each year beginning on the first anniversary of the date of grant, therefore, becoming 100% vested on the third anniversary of the date of grant; or (ii) vest by one-fifth each year beginning on the first anniversary of the grant date, therefore, becoming 100% vested on the fifth anniversary of the date of grant.

(2)
Based on approximately 1,908,160 options granted by the Company during the year ended December 31, 2002 to employees of the Company, including the Named Executive Officers.

(3)
The assumed annual rates of stock price appreciation of 5% and 10% are set by the Securities and Exchange Commission's rules and are not intended as a forecast of possible future appreciation in stock prices. There is no assurance provided to any executive officer or any other holder of the Company's securities that the actual stock price appreciation over the ten year option term will be at the assumed 5% and 10% levels or at any other defined level. Unless the market price of the Common Stock appreciates over the option period, no value will be realized from the option grants made to the Named Executive Officers.

Option Exercises and Fiscal Year-End Values

        The following table sets forth certain information with respect to each Named Executive Officer concerning the exercise of options during the fiscal year ended December 31, 2002, as well as unexercised options held as of the end of such fiscal year.

Aggregated Option Exercises in Last Fiscal Year
and Fiscal Year End Option Values

			Number of Securities Underlying Unexercised Options at December 31, 2002
					Value of Unexercised In-the-Money Options at December 31, 2002(2)
	Shares Acquired On Exercise
Name		Value Realized(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Allen Chao, Ph.D.	129,800	$2,579,126	1,083,334	516,666	$8,360,750	$86,000
Michael E. Boxer(3)	0	$0	177,006	155,244	$5,200	$47,800
Donald A. Britt	0	$0	42,084	101,416	$3,250	$34,550
Charles D. Ebert, Ph.D.	0	$0	105,719	103,416	$33,810	$47,800
Joseph C. Papa	0	$0	30,000	240,000	$11,700	$548,000

(1)
Determined by calculating the spread between the fair market value of the Common Stock on the date of exercise and the exercise price of the options.

(2)
Based on the closing sales price of the Common Stock ($28.2700) on the New York Stock Exchange on December 31, 2002, minus the exercise price of the in-the-money option, multiplied by the number of shares to which the in-the-money option relates.

(3)
All of Mr. Boxer's options expired on March 31, 2003 and are no longer exercisable.

        The following table sets forth information regarding outstanding options and shares reserved for future issuance under the equity compensation plans as of December 31, 2002.

Equity Compensation Plan Information
As of December 31, 2002

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders(1)	12,653,670	$35.21	2,047,014	(2)
Equity compensation plans not approved by security holders	0	$0	0

Total	12,653,670	$35.21	2,047,014

(1)
Based on the Company's 1991 Stock Option Plan, 1995 Non-Employee Directors' Stock Option Plan ("1995 Plan") and the 2001 Incentive Award Plan.

(2)
This number includes 600,000 securities exercisable under options available for issuance under the 1995 Plan. If the Amendment is approved by the Stockholders, the Company will not issue any additional options under the 1995 Plan.

REPORT OF THE COMPENSATION COMMITTEE
ON EXECUTIVE COMPENSATION

        This Report of the Compensation Committee on Executive Compensation shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement into any filing under the Securities Act of 1933, as amended (the "Securities Act") or under the Exchange Act, except to the extent that the Company specifically incorporates the information contained herein by reference, and shall not otherwise be deemed filed under those Acts.

        The Compensation Committee of the Board of Directors is responsible for determining the compensation policies for the senior executive officers of the Company, including Dr. Allen Chao, its Chief Executive Officer, and the actual compensation of Dr. Chao. The Compensation Committee considers the recommendations of the Chief Executive Officer in determining the actual compensation of the senior executive officers of the Company, other than the Chief Executive Officer. The Compensation Committee also administers the Incentive Award Plan.

Compensation Philosophy

        The Company does business in a highly competitive and dynamic industry. The Company's continued success in such an environment depends, in large part, on its ability to attract and retain talented senior executives. The Company must provide executives with long- and short-term incentives to maximize corporate performance, and reward successful efforts to do so. As a result, the Committee's compensation policies are designed to:

  1.
  provide a competitive level of compensation to attract and retain talented management;

  2.
  reward senior executives for corporate performance by linking a substantial portion of total compensation to the achievement of measurable performance objectives; and,

  3.
  align the interests of senior executives with the stockholders in order to maximize stockholder value.

        The Committee's goal is to provide a competitive compensation package based on a review of publicly available information about the compensation paid to similarly situated executives of selected pharmaceutical companies (the "Peer Group"). The Committee believes that a substantial portion of compensation should be tied to the attainment of long- and short-term objectives.

        To achieve these compensation objectives, the Committee has developed a compensation philosophy for senior executive officers consisting of base salary, a contingent bonus arrangement tied to after-tax earnings or other goals and awards of stock options.

Executive Compensation

        From time to time, the Committee conducts a review of the executive compensation paid by members of the Peer Group. The Committee reviews the salary data for the average and median levels of compensation. However, the Committee does not rely exclusively on statistical compilations. Certain members of the Peer Group reviewed are considered to be very similar to the Company in terms of market capitalization, length of time as a publicly held company, number of employees, and overall prospects for short- and long-term growth. The compensation paid by these Peer Group companies is given substantially more weight in setting base compensation. In prior years, the Committee has raised the compensation levels of its senior executives to competitive levels in relation to the other members of the Peer Group.

        The Company's compensation program for senior executive officers consists of three key elements:

  •
  base salary;

  •
  contingent bonus arrangements tied to after-tax earnings or other goals; and

  •
  periodic awards of stock options.

        The Compensation Committee considers the recommendations of the Chief Executive Officer in determining the base salaries, and adjustment to base salaries, bonuses and stock option grants for the Company's senior executive officers, other than the Chief Executive Officer.

  Base Salary

        A significant component of senior executive officer compensation is base salary. Base salaries for senior executive officers are reviewed annually by the Compensation Committee based upon a variety of factors, including individual performance, general levels of market salary increases and the Company's overall financial results.

  Bonus Compensation

        The Committee awards annual bonuses to the Company's senior executive officers based, among other things, on the Company's financial performance, including after-tax earnings. As a result, senior executive officers have a team incentive to both enhance the Company's financial performance and perform at the highest level.

  Stock Options

        The Committee believes that stock options provide a valuable tool for aligning the interests of management with stockholders and focusing management's attention on the long-term growth of the Company. In addition, the Committee believes that the awarding of stock options is essential to attract and maintain the talented professionals and managers needed to ensure the continued success of the Company. Accordingly, the Committee expects to continue granting options.

Policy on Deductibility of Compensation

        The Internal Revenue Code provides a $1,000,000 deduction limit on compensation paid to the reporting executives of publicly held corporations. An exception to the limit applies to certain types of performance-based awards granted under plans approved by the Company's stockholders, which includes stock options. The options granted under the Company's 2001 Incentive Award Plan generally complies with these performance-based compensation requirements.

        The Committee's policy is to qualify bonus and option grants for the performance-based compensation exception to the $1,000,000 deduction limitation whenever possible.

Chief Executive Officer's Compensation

        For the year ended December 31, 2002, Dr. Chao received an annual base salary of $889,750. The Committee determined that a bonus would be paid upon earnings per share meeting a certain threshold and the bonus would increase as earnings per share increased, up to a cap. Pursuant to the formula so devised, Dr. Chao was paid a bonus of $375,000 in 2003 based upon the Company meeting certain earnings per share goals for the 2002 fiscal year. In addition, Dr. Chao was eligible to earn up to $390,000 to be paid at the discretion of the Committee related to certain subjective goals set by the Committee and such other factors as the Committee deemed relevant. After considering the factors previously established by the Committee, the Committee awarded Dr. Chao an additional discretionary bonus of $275,000. In 2002, the Compensation Committee granted options to Dr. Chao to purchase a total of 200,000 shares of Common Stock.

        Based on its compensation review and the Compensation Committee's compensation philosophy, and taking into account the Company's actual and projected revenues and income, the Compensation Committee has determined that Dr. Chao's 2003 annual base salary will remain at $890,000. In addition, the Compensation Committee has decided that a formula should be used in determining the cash bonus for Dr. Chao for the 2003 Fiscal Year. Dr. Chao will be eligible to receive a cash bonus of up to $1,200,000, of which up to $800,000 will be determined based upon the Company satisfying certain established earnings per share goals for the 2003 fiscal year, and up to $400,000 will be at the discretion of the Compensation Committee. Whether or not this discretionary bonus will be paid will be determined by the Compensation Committee after the end of 2003, based on factors determined by the Compensation Committee.

Conclusion

        The Compensation Committee will continue to establish base compensation at levels that are competitive with selected members of the Peer Group. The Compensation Committee intends for performance compensation to constitute a substantial portion of overall compensation, and for compensation to be linked to the achievement of the Company's short- and long-term goals as established by the Company. The Compensation Committee intends to create incentives at the levels necessary to maintain above-average performance within the Company's industry.

        Submitted on March 26, 2003, by the members of the Compensation Committee of the Board of Directors.

                          Michael J. Fedida
                          Ronald R. Taylor
                          Fred G. Weiss

COMPENSATION COMMITTEE INTERLOCKS
AND INSIDER PARTICIPATION

        The Compensation Committee, which is responsible for the compensation policies of the Company with respect to its executive officers was comprised during the fiscal year ended December 31, 2002 of Michael J. Fedida, Ronald R. Taylor and Fred G. Weiss, none of whom is an employee of the Company. In addition, none of these individuals serves as a member of the board of directors or on the compensation committee of any company that has an executive officer serving on our board of directors or its compensation committee.

STOCK PRICE PERFORMANCE GRAPH

        The following graph compares the percentage change in the cumulative total stockholder return on the Company's Common Stock during the period from December 31, 1997 through December 31, 2002, with the cumulative total return on the Standard & Poor's ("S&P") 500 Composite Index, and the Dow Jones Pharmaceutical Index over the same period. The following graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporates the information contained therein by reference, and shall not otherwise be deemed filed under such Acts.

Comparison of Five Year Cumulative Total Return* Among
Watson Pharmaceuticals, Inc.,
the S&P 500 Index, and the Dow Jones US Pharmaceuticals Index

*    $100 invested on 12/31/97 in stock or index—including reinvestment of dividends. Fiscal year ending December 31.

Comparison of Five Year Cumulative Total Return Among
Watson Pharmaceuticals, Inc.,
the S&P 500 Composite Index, and the Dow Jones Pharmaceutical Index

	12/31/97	12/31/98	12/31/99	12/29/00	12/31/01	12/31/02
Watson Pharmaceuticals, Inc. Common Stock	100.00	193.83	110.41	157.81	96.77	87.15
S&P 500 Composite Index	100.00	128.58	155.64	141.46	124.65	97.10
Dow Jones Pharmaceutical Index	100.00	148.67	133.94	185.78	155.22	123.59

REPORT OF THE AUDIT COMMITTEE

        The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act or under the Exchange Act, except to the extent the Company specifically incorporates this Report by reference therein.

        The Audit Committee of the Board of Directors is comprised of independent directors as required by the listing standards of the New York Stock Exchange. The Audit Committee of the Board of Directors reviews the charter for the Audit Committee annually following the Annual Stockholders' Meeting or at such other times as deemed appropriate by the Audit Committee.

        The Audit Committee's primary function is to assist the Board of Directors in fulfilling its oversight responsibilities and its primary duties fall into three broad categories which are to:

  •
  Prepare the report of the Committee included in the Company's annual proxy statements.

  •
  Serve as an independent and objective party to monitor the Company's financial reporting process and internal control systems.

  •
  Retain and terminate, and monitor the qualifications, independence and performance of, the Company's independent auditor; and

  •
  Provide an open avenue of communication among the independent auditor, financial and senior management, the internal auditing department, and the Board.

        The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Audit Committee's charter. To carry out its responsibilities, the Audit Committee met seven times during Fiscal 2002.

        In overseeing the preparation of the Company's financial statements, the Audit Committee met with both management and the Company's independent auditor to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. The Audit Committee's review included discussion with the independent auditor of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees), as currently in effect. In addition, the Audit Committee has received the written disclosures and the letter from the independent auditor required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). Finally, the Audit Committee continued to monitor the scope and adequacy of the Company's internal auditing program, including proposals for adequate staffing and to strengthen internal procedures and controls where appropriate. Management advised the Audit Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee discussed the statements with both management and the independent auditor.

        The members of the Audit Committee are not engaged in the accounting or auditing profession. In the performance of their duties, the members of the Audit Committee necessarily relied upon the information, opinions, reports and statements presented to them by management of the Company and by the independent auditor.

        On the basis of these reviews and discussions, the Audit Committee recommended to the Board of Directors that it approve the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002, for filing with the SEC.

        Submitted on March 26, 2003, by the members of the Audit Committee of the Board of Directors.

                          Ronald R. Taylor
                          Andrew L. Turner
                          Fred G. Weiss

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        The Company leases a portion of its facilities from a trust and other entities of which Dr. Chao and certain family members (including Dr. David Hsia, the Company's Senior Vice President, Scientific Affairs and brother-in-law to Dr. Chao), are among the beneficiaries. The aggregate rental expense for 2002, 2001 and 2000 was $403,778, $388,239 and $373,000, respectively.

        Mr. Feldman is a member of the law firm of D'Ancona & Pflaum LLC, which, from time to time, provides legal services to the Company.

STOCKHOLDERS' PROPOSALS FOR THE 2004 ANNUAL MEETING

        The Company expects to hold the 2004 Annual Meeting of Stockholders on May 17, 2004. Under Rule 14a-8 of the Exchange Act, stockholder proposals to be included in the proxy statement for the 2004 Annual Meeting of Stockholders must be received by the Company's Secretary at its principal executive offices no later than December 11, 2003 and must comply with the requirements of Rule 14a-8 of the Exchange Act.

        In addition, the Company's Bylaws provide that for a stockholder proposal to be acted upon at an annual meeting of stockholders, the stockholder must deliver written notice to the Secretary of the Company at the principal executive offices of the Company not less than seventy (70) days nor more than ninety (90) days prior to the first anniversary of the preceding year's annual meeting. Accordingly, the stockholder must provide written notice to the Secretary of the Company no later than March 10, 2004 and no earlier than February 19, 2004 in order to provide timely notice. Such notice must contain information required in the Company's Bylaws.

OTHER BUSINESS

        As of the date of this Proxy Statement, the Board of Directors knows of no other business that will be presented for consideration at the Meeting. If other proper matters are presented at the Meeting, however, it is the intention of the proxy holders named in the enclosed form of proxy to take such actions as shall be in accordance with their best judgment.

                      By Order of the Board of Directors

                      David A. Buchen,
                       Secretary

Corona, California
April 9, 2003

/*\ Please Detach and Mail in the Envelope Provided /*\

WATSON PHARMACEUTICALS, INC.
311 BONNIE CIRCLE
CORONA, CALIFORNIA 92880
PROXY—SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE 2003 ANNUAL MEETING OF STOCKHOLDERS — MAY 19, 2003

        The undersigned hereby appoints Allen Chao, Ph.D. and David A. Buchen, or either of them, as proxies with full power of substitution, and authorizes them to represent and to vote on behalf of the undersigned all shares which the undersigned would be entitled to vote if personally present at the 2003 Annual Meeting of Stockholders of WATSON PHARMACEUTICALS, INC. to be held on May 19, 2003, and any adjournments or postponements thereof, with respect to the following.

        A majority of the proxies or substitutes present at the meeting, or if only one person shall be present then that one, may exercise all powers granted hereby.

(Continued, and to be dated and signed on reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF
WATSON PHARMACEUTICALS, INC.

May 19, 2003

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

/*\ Please detach and mail in the envelope provided /*\

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

					FOR	AGAINST	ABSTAIN
1.	Election of the following nominees as Directors:		2.	Approval of the Amendment to the Watson Pharmaceuticals, Inc. 2001 Incentive Award Plan.	☐	☐	☐
		NOMINEES
☐	FOR ALL NOMINEES	☐ Jack Michelson ☐ Ronald R. Taylor ☐ Andrew L. Turner
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES		3.	Ratification of the Appointment of PricewaterhouseCoopers LLP as independent auditor for the 2003 fiscal year.	☐	☐	☐
☐	FOR ALL EXCEPT (See instructions below)

			THIS PROXY IF PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE STOCKHOLDER. THE COMPANY'S DIRECTORS RECOMMEND A VOTE FOR ALL THREE PROPOSALS. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR DIRECTOR, WILL BE VOTED FOR THE APPROVAL OF THE AMENDMENT TO THE 2001 INCENTIVE AWARD PLAN, AND WILL BE VOTED FOR RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT AUDITOR. IN ADDITION, THE PROXIES MAY VOTE IN THEIR DISCRETION ON OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.
			PLEASE COMPLETE, DATE, SIGN, AND RETURN THE PROXY IN THE ENVELOPE PROVIDED.
INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the box next to each nominee you wish to withhold, as shown here: ☒

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

NOTE: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

QuickLinks

2003 ANNUAL MEETING OF STOCKHOLDERS
VOTING RIGHTS AND SOLICITATION OF PROXIES
PROPOSAL NO. 1—ELECTION OF DIRECTORS
DIRECTORS' COMPENSATION
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
HOLDINGS OF STOCKHOLDERS, DIRECTORS AND EXECUTIVE OFFICERS
PROPOSAL NO. 2—AMENDMENT TO 2001 INCENTIVE AWARD PLAN
PROPOSAL NO. 3—RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR
PRICEWATERHOUSECOOPERS LLP'S FEES FOR FISCAL 2002
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
Option Grants in Last Fiscal Year Individual Grants(1)
Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values
Equity Compensation Plan Information As of December 31, 2002
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
STOCK PRICE PERFORMANCE GRAPH
Comparison of Five Year Cumulative Total Return Among Watson Pharmaceuticals, Inc., the S&P 500 Composite Index, and the Dow Jones Pharmaceutical Index
REPORT OF THE AUDIT COMMITTEE
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
STOCKHOLDERS' PROPOSALS FOR THE 2004 ANNUAL MEETING
OTHER BUSINESS